UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

CLAIRE’S STORES, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-8899, 333-148108, 333-175171	59-0940416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 West Central Road

Hoffman Estates, Illinois 60192

(Address of principal executive offices, including zip code)

(847) 765-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 in this Current Report on Form 8-K under the captions Debtor-in-Possession Commitment Letter and Restructuring Support Agreement (as defined below) is hereby incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

Chapter 11 Filing

On March 19, 2018, Claire’s Stores, Inc. (the “Company”) and certain of its subsidiaries listed on Exhibit 99.1 hereto (collectively, the “Debtors”), filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors have filed a motion with the Court seeking joint administration of their chapter 11 cases (the “Chapter 11 Cases”) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure under the caption In re Claire’s Stores, Inc. Case No. 18-10584 (Bankr. D. Del.). The Debtors will continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. To ensure their ability to continue operating in the ordinary course of business, the Debtors have filed with the Court motions seeking a variety of “first-day” relief (collectively, the “First Day Motions”), including authority to obtain debtor-in-possession financing, maintain the Debtors’ cash management system, and honor certain obligations of the Debtors.

The information in Exhibit 99.1 hereto is incorporated by reference herein.

Debtor-in-Possession Commitment Letter

Pursuant to a commitment letter dated as of March 11, 2018 by and among the Company as a debtor-in possession pursuant to the Bankruptcy Code and Citigroup Global Markets Inc. and its affiliates (“Citi”) (the “DIP Commitment Letter”), and in connection with the Chapter 11 Cases, Citi has agreed to provide (i) a senior secured superpriority non-amortizing asset-based revolving facility in an aggregate principal amount of $75,000,000 (the “DIP ABL Loan”), with up to $10,000,000 of such DIP ABL Loan available for the issuance of standby letters of credit and (ii) a superpriority senior secured last-out term facility in an aggregate principal amount of $60,000,000 (the “DIP Term Loan” and together with the DIP ABL Loan, the “DIP Facilities”). The DIP Facilities will be guaranteed on a joint and several basis by Claire’s Inc., a Delaware corporation, BMS Distributing Corp., a Delaware corporation, CBI Distributing Corp., a Delaware corporation, Claire’s Boutiques, Inc., a Colorado corporation, Claire’s Canada Corp., a Delaware corporation, Claire’s Puerto Rico Corp., a Delaware corporation and CSI Canada LLC, a Delaware limited liability company. The proceeds of the DIP ABL Loan will be used to refinance all outstanding obligations and replace commitments under the ABL Credit Agreement, including cash collateralization of those letters of credit prior issued, outstanding and undrawn as of the closing date of the DIP Facilities (the “DIP Closing Date”) and to pay fees, costs and expenses incurred in connection with the DIP Facilities, and the proceeds of the DIP Facilities will be used for working capital and general corporate purposes and to fund certain fees payable to professional service providers in connection with prosecuting the Chapter 11 Cases. The DIP Facilities will mature, subject to the satisfaction of certain conditions, on the earliest of (i) the one year anniversary of the DIP Closing Date, (ii) the effective date of a plan of reorganization, (iii) the date of closing of a sale of all or substantially all of the Company’s assets pursuant to Section 363 of the Bankruptcy Code, (iv) the date on which acceleration of the outstanding loans, and the terminations of the commitments, under the DIP Facilities and (v) certain dates specified in connection with the Chapter 11 Cases and orders issued in connection therewith.

Restructuring Support Agreement

In connection with the commencement of the Chapter 11 Cases, the Debtors entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”), dated as of March 19, 2018, with Apollo Global Management, LLC, the Debtors’ equity sponsor (the “Sponsor”) and certain unaffiliated holders of first lien debt issued by the Company (each, an “Ad Hoc First Lien Holder” and, collectively, the “Ad Hoc First Lien Group” or the “Initial Consenting Holders”), including (i) lenders under that certain ABL Credit Agreement, effective as of September 20, 2016, by and between the Company, as borrower, the guarantors party thereto, Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as administrative agent, and the lenders party thereto (as amended, supplemented, or otherwise modified from time to time, the “ABL Credit Agreement”); (ii) lenders under that certain Second Amended and Restated Credit Agreement, effective as of September 20, 2016, by and between the Company, as borrower, the guarantors party thereto, Credit Suisse, as administrative agent, and the lenders party thereto (as amended, supplemented, or otherwise modified from time to time, the “Revolving Credit Facility Agreement”); (iii) lenders under that certain Term Loan Credit Agreement, dated as of September 20, 2016, by and between the Company, as borrower, Wilmington Trust, National Association, as administrative agent and collateral agent, the guarantors party thereto, and the lenders party thereto (as amended, supplemented, or otherwise modified from time to time, the “First Lien Term Loan”); (iv) holders of 9.00% Senior Secured First Lien Notes due 2019 issued pursuant to that certain Senior Secured First Lien Notes Indenture, dated as of February 28, 2012, between the Company (the permitted successor to Claire’s Escrow II Corporation), as issuer, the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A. (“Bank of New York”), as trustee and collateral agent (as amended, supplemented, or otherwise modified from time to time, the “9.00% First Lien Notes Indenture”); (v) holders of 6.125% Senior Secured First Lien Notes due 2020 issued pursuant to that certain Senior Secured First Lien Notes Indenture, dated as of March 12, 2013, between the Company, as issuer, the guarantors party thereto, and Bank of New York, as trustee and collateral agent (as amended, supplemented, or otherwise modified from time to time, the “6.125% First Lien Notes Indenture”); (vi) holders of 8.875 % Senior Notes due 2020 issued pursuant to the certain Senior Secured Second Lien Notes Indenture, dated as of March 4, 2011, between the Company (the permitted successor to Claire’s Escrow II Corporation), as issuer, the guarantors party thereto, and Bank of New York, as trustee and collateral agent (as amended, supplemented, or otherwise modified from time to time, the “Claire’s 2L Notes Indenture”); and (vii) holders of 7.775% Senior Notes Due 2020 issued pursuant to the certain Senior Notes Indenture, dated as of May 14, 2013 between the Company, as issuer, the guarantors party thereto, and Bank of New York, as trustee (as amended, supplemented, or otherwise modified from time to time, the “Unsecured Notes Indenture”).

As set forth in the Restructuring Support Agreement (together with the Restructuring Term Sheet attached thereto as Exhibit A (the “RSA Term Sheet”)), the parties to the Restructuring Support Agreement have agreed to the principal terms of a proposed financial restructuring of the Debtors, which will be implemented through a pre-negotiated plan of reorganization (the “Plan”) in conjunction with the Chapter 11 Cases. The Restructuring Support Agreement provides, among other things, that the Ad Hoc First Lien Group and the Sponsor shall enter into a backstop agreement in an amount of up to $575 million, comprised of (i) a $75 million new exit ABL revolver (the “New ABL Revolver”), (ii) a $250 million new first lien exit term loan (the “New First Lien Term Loan”), and (iii) up to a $250 million investment in the reorganized company in the form of preferred stock (the “Preferred Equity Interests” and, together with the New ABL Revolver and the New First Lien Term Loan, the “New Money Investment”) and conduct a rights offering (the “Rights Offering”) through which holders of First Lien Claims that are qualified institutional buyers and/or accredited investors will receive rights to participate, in the New Money Investment. The Initial Consenting Creditors and the Sponsor (together, the “Backstop Parties”) have agreed to purchase any and all of the New Money Investment not subscribed in the Rights Offering.

Pursuant to the terms of the Restructuring Support Agreement, each creditor party thereto from time to time (collectively, the “Consenting Creditors”) has agreed, among other things, subject to certain conditions, to (i) use commercially reasonable efforts to support the comprehensive restructuring of the existing debt and other obligations of the Debtors (the “Restructuring”) and all transactions contemplated by the Restructuring Support Agreement, in accordance with certain milestones for the Chapter 11 Cases; (ii) vote to accept the Plan; (iii) use its commercially reasonable efforts to consent to actions contemplated by the Restructuring Support Agreement or otherwise required to be taken to effectuate the Restructuring; (iv) not negotiate or participate in any plan of reorganization or liquidation, proposal, term sheet, offer, transaction, dissolution, winding up, liquidation, reorganization, refinancing, recapitalization, restructuring, merger, consolidation, business combination, joint venture, partnership, sale of material assets or equity involving the majority of the Company’s or one or more of its controlled subsidiaries’ equity, assets or liabilities, other than the Restructuring (each, an “Alternative Proposal”); and (v) not enter into any other restructuring or similar agreement with respect to the Restructuring that would be inconsistent with the Restructuring Support Agreement without the consent of the Company.

The terms of the Restructuring Support Agreement and the RSA Term Sheet are subject to approval by the Court, among other conditions. Accordingly, no assurance can be given that the transactions described herein will be consummated. The foregoing description of the Restructuring Support Agreement (including the RSA Term Sheet attached thereto) does not purport to be complete and is qualified in its entirety by reference to the Restructuring Support Agreement filed as Exhibit 10.1 hereto and incorporated in this Item 1.03 and Item 1.01 by reference.

Any new securities to be issued pursuant to the restructuring transaction have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept any Chapter 11 plan, including the Plan described herein. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Item 2.02.	Results of Operations and Financial Condition.

On March 19, 2018, in connection with the commencement of the Chapter 11 Cases, the Company issued a press release presenting, among other items, certain preliminary financial information for the year ended January 27, 2018. A copy of the press release is being furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default that accelerated the Debtors’ obligations under the following debt instruments (the “Debt Instruments”):

•	$71.0 million in outstanding aggregate principal amount under the ABL Credit Agreement;

•	$32.3 million in outstanding aggregate principal amount under the First Lien Term Loan;

•	$1,125 million in outstanding aggregate principal amount under the 9.00% First Lien Notes Indenture;

•	$210.0 million in outstanding aggregate principal amount under the 6.125% First Lien Notes Indenture;

•	$222.3 million in outstanding aggregate principal amount under the Claire’s 2L Notes Indenture; and

•	$216.7 million in outstanding aggregate principal amount under the Unsecured Notes Indenture.

The Debt Instruments provide that as a result of the commencement of the Chapter 11 Cases the principal and interest due thereunder shall be immediately due and payable.

Any efforts to enforce the payment obligations under the Debt Instruments are automatically stayed as a result of the commencement of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.	Regulation FD Disclosure.

On February 2, 2018, the Company entered into confidentiality agreements with each of the Ad Hoc First Lien Holders (collectively, the “Ad Hoc First Lien Group NDAs”). Additionally, as part of its preparation to commence the Chapter 11 Cases, the Company entered into certain confidentiality agreements (collectively, the “Potential Lender NDAs” and, together with the Ad Hoc First Lien Group NDAs, the “NDAs”) with alternative potential providers of debtor-in-possession financing (the “Potential Lenders”), including the lender (the “Gibraltar Lender”) under that certain Credit Agreement dated as of January 5, 2017, among Claire’s (Gibraltar) Intermediate Holdings Limited (“CGIH”) and Claire’s Germany GMBH, as borrowers, the guarantor parties thereto, Botticelli LLC, as administrative agent, Cortland Capital Market Services LLC, as collateral agent, and the Gibraltar Lender (as amended, restated, amended and restated, supplemented and otherwise modified from time to time, the “Claire’s Gibraltar Intermediate Secured Term Loan”).

Pursuant to the NDAs, the Ad Hoc First Lien Holders and the Potential Lenders have been provided with confidential information regarding the Debtors and their businesses. The Company is hereby publicly disclosing through this Current Report on Form 8-K such information pursuant to the terms and conditions of those NDAs, which materials are attached hereto as Exhibit 99.3 (the “Confidential Information”).

Status of Negotiations with Ad Hoc First Lien Group

As of the date hereof, the Debtors, the Sponsor, and the Ad Hoc First Lien Holders have entered into the Restructuring Support Agreement and have reached an agreement on the principal terms of a financial restructuring transaction for the Debtors. See Item 1.03 for a more complete description. The information included in this Form 8-K is being furnished, in part, to satisfy the Company’s public disclosure obligations under the Ad Hoc First Lien Group NDAs.

Status of Negotiations with Potential Lenders

On March 11, 2018, Claire’s (Gibraltar) Holdings Limited, CGIH and the Gibraltar Lender executed a commitment to amend certain provisions of the Gibraltar Intermediate Secured Term Loan on the terms set forth on the term sheet attached hereto as Exhibit 99.4.

Also on March 11, 2018, the Gibraltar Lender provided a commitment to provide the Company with debtor-in-possession financing, which commitment is set to expire on the first business day that is at least three calendar days after the commencement of the Chapter 11 Cases. However, no agreement was executed by the Company with the Gibraltar Lender to provide such debtor-in-possession financing, which was offered at an interest rate that is higher than as provided under the DIP Facilities being provided pursuant to the DIP Commitment Letter the Company executed with Citi on March 11, 2018. See Item 1.03 for a more complete description of the DIP Facilities.

The information included in this Form 8-K is being furnished, in part, to satisfy the Company’s public disclosure obligations under the NDAs.

Certain Preliminary Financial Results

The information furnished in Item 2.02 above is incorporated by reference herein.

Disclosure Information

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under Item 2.02 and Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K and in the Confidential Information constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical facts are forward-looking statements. Certain of these forward-looking statements can be identified by the use of forward-looking words such as “may,” “will,” “would,” “could,” “expect,” “intend,” “plan,” “aim,” “estimate,” “target,” “project,” “anticipate,” “believe,” “continue,” “objectives,” “outlook,” “guidance,” or other similar words or expressions and include statements regarding the Company’s plans, strategies, objectives, targets and projected financial performance. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, estimated and projected financial and operating metrics, estimated and projected non-GAAP financial measures, descriptions of management’s strategy, plans, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic initiatives or transactions the Company considers.

Risks and uncertainties relating to any capital restructuring initiative include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations or business prospects and increased legal and other professional costs necessary to execute the Company’s reorganization; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity; the transactions contemplated in the DIP Commitment Letter and Restructuring Support Agreement are subject to certain conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, including the negotiation of terms, conditions and provisions of such financing; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Company to continue as a going concern; the ability of the Company to execute any restructuring plan; and the effects of disruption from any restructuring making it more difficult to maintain business, financing and operational relationships, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business.

Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein and in the Confidential Information are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein and in the Confidential Information, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated March 19, 2018

99.1	List of Filing Subsidiaries of Claire’s Stores, Inc.

99.2	Press Release, dated March 19, 2018

99.3	Disclosure Materials dated February 2018, as supplemented March 2018

99.4	CGIH Amendment Term Sheet

Exhibit Index

Exhibit No.	Exhibit

10.1	Restructuring Support Agreement, dated March 19, 2018

99.1	List of Filing Subsidiaries of Claire’s Stores, Inc.

99.2	Press Release, dated March 19, 2018

99.3	Disclosure Materials dated February 2018, as supplemented March 2018

99.4	CGIH Amendment Term Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claire’s Stores, Inc.

Date: March 19, 2018	By:	/s/ Scott E. Huckins
Scott E. Huckins, Chief Financial Officer